SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008
ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center		46285
Indianapolis, Indiana		(Zip Code)
(Address of Principal
Executive Offices)
Registrant’s telephone number, including area code: (317) 276-2000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On October 23, 2008, we issued a press release announcing our results of operations for the quarter ended September 30, 2008, including, among other things, an income statement and balance sheet for those periods. In addition, on the same day we are holding a teleconference for analysts and media to discuss those results. The teleconference will be web cast on our web site. The press release and related financial statements are attached to this Form 8-K as Exhibit 99.1.
We provide non-GAAP financial information that differs from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). In the press release attached as Exhibit 99.1 and in related communications about our results, we use non-GAAP financial measures in comparing the financial results for the third quarter and first nine months of 2008 with the same periods of 2007. Those measures include earnings per share and gross margin as a percent of sales without the effect of several items affecting the relevant accounting periods:
•	The following items in the third quarter of 2008 (described in more detail in the press release attached to this Form 8-K as Exhibit 99.1)
•	Charges totaling $1.477 billion, or $1.33 per share, related to the pending Zyprexa investigations with the U.S. Attorney for the Eastern District of Pennsylvania, as well as the resolution of a multi-state investigation regarding Zyprexa involving 32 states and the District of Columbia.

•	Asset impairments and restructuring of $182.4 million, or $.11 per share, primarily driven by the sale of its Greenfield, Indiana site.

•	Acquired in-process research and development of $28.0 million, or $.03 per share, associated with the SGX acquisition.
•	The following items in the second quarter of 2008 (described in more detail in our Form 8-K filed July 24, 2008):
•	Restructuring (exit costs) and other special charges of $88.9 million, primarily associated with previously-announced strategic exit activities related to manufacturing operations.

•	Asset impairments associated with certain manufacturing operations (included in cost of sales) of $57.1 million.

•	In-process research and development (IPR&D) charges associated with the licensing arrangement with TransPharma Medical Ltd. of $35.0 million.
•	The following items in the first quarter of 2008 (described in more detail in our Form 8-K dated April 21, 2008):
•	A tax benefit from resolution of a substantial portion of an IRS audit of the company’s federal income tax returns for the years 2001 to 2004.

•	Asset impairments, restructuring (exit costs), and other special charges primarily related to the decision to terminate the development of the company’s AIR Insulin program.

•	In-process research and development charges associated with an in-licensing transaction with BioMS Medical.
•	The following item in the third quarter of 2007 (described in more detail in our Form 8-K dated, October 18, 2007):
•	A charge for a reduction in our expected product liability insurance recoveries in the third quarter of 2007.
•	The following item in the second quarter of 2007 (described in more detail in our Form 8-K dated July 24, 2007):
•	In-process research and development charges associated with the acquisitions of Hypnion, Inc. and Ivy Animal Health.
•	The following items in the first quarter of 2007 (described in more detail in our Form 8-K dated April 16, 2007):
•	Restructuring charges associated with previously announced manufacturing decisions.

•	In-process research and development charges associated with the acquisition of ICOS Corporation (which closed on January 29, 2007) and an in-licensing transaction with OSI Pharmaceuticals.
In the press release attached as Exhibit 99.1, we also provided financial expectations for the full year 2008. In addition to providing earnings per share expectations on a GAAP basis, we provided expectations for earnings per share, effective tax, rate and gross margin as a percent of sales as they would have been without certain items. The relevant items include those described above for the first nine months of 2007 and 2008 and the items below in the fourth quarter of 2007 (described in more detail in our Form 8-K dated January 29, 2008):
•	Acquired in-process research and development charges for compounds acquired from Macrogenics and Glenmark.

•	Asset impairments and restructuring related primarily to previously announced site closures and other special charges related to Zyprexa product liability.
The items identified above are typically highly variable, difficult to predict, and of a size that could have a substantial impact on our reported operations for a period. We believe that this non-GAAP information is useful to investors and may help them evaluate our ongoing operations. This information can assist in making meaningful period-over-period comparisons and in identifying operating trends that would otherwise be masked or distorted by these types of items. Management uses this non-GAAP information internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.
Investors should consider this non-GAAP information in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP information, our prospective earnings may be affected by future matters, similar to those identified above, as to which prospective quantification generally is not feasible.
The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 20, 2008, the board of directors elected Douglas R. Oberhelman, Group President, Caterpillar, Inc., as a director for a term ending in April 2009. The board also nominated Mr. Oberhelman to stand for election at the company’s annual meeting of shareholders (to be held on April 20, 2009) for a three-year term ending in April 2012. He will serve on the company’s Audit and Finance committees. Mr. Oberhelman, 54, began his career at Caterpillar, Inc. in 1975, and served in a number of leadership positions and was elected group president and member of Caterpillar, Inc.’s executive office in 2002. Mr. Oberhelman has served as Chairman of the Board of Trustees for Millikin University and Chairman of the Board of Directors for Easter Seals. He also serves on the boards of South Side Bank, The Nature Conservancy — Illinois Chapter, and Millikin University. He is a member of the Board of Directors of the National Association of Manufacturers.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated October 23, 2008, together with related attachments

99.2	Press release dated October 20, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)
By:	/s/ Derica W. Rice
	Name:	Derica W. Rice
	Title:	Senior Vice President and Chief Financial Officer

Dated: October 23, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated July 24, 2008, together with related attachments.

99.2	Press release dated October 20, 2008